UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2023 (December 4, 2023)

XPO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32172	03-0450326
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five American Lane, Greenwich, Connecticut	06831
(Address of principal executive offices)	(Zip Code)

(855) 976-6951

Registrant’s telephone number, including area code

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	XPO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

Yellow Asset Acquisition

XPO, Inc. (the “Company”), at auctions held on November 28, 2023, was selected as the successful bidder for 28 service centers (the “Acquired Assets”) of Yellow Corporation and its subsidiaries (collectively, “Yellow”) located across the United States for an aggregate purchase price of $870 million (the “Yellow Asset Acquisition”). The Acquired Assets include the assumption of three leases (two of which relate to leased service centers) and the right to designate, in consultation with Yellow, additional contracts that are related exclusively to the Acquired Assets, for a period of 45 days following the consummation of the Yellow Asset Acquisition. On December 4, 2023, the Company and Yellow entered into an asset purchase agreement (the “Acquisition Agreement”) pursuant to which, on and subject to the terms and conditions set forth therein, (i) the Company will acquire the Acquired Assets, and (ii) the Company will assume certain liabilities related to the Acquired Assets, including liabilities under the three leases, certain cure costs required to be paid pursuant to Chapter 11 of the U.S. Code (the “Bankruptcy Code”) in connection with the assumption of the three leases, liabilities for taxes (subject to certain exceptions), and liabilities relating to environmental, health or safety matters in connection with ownership, operation, use or maintenance of the Acquired Assets, to the extent not extinguished by the proceedings of the U.S. Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) in connection with the voluntary petition filed by Yellow filed under the Bankruptcy Code.

The Yellow Asset Acquisition is intended to be consummated pursuant to Section 363 of the Bankruptcy Code, and remains subject to various conditions, including, among others, the entry by the Bankruptcy Court of a sale order and the satisfaction of certain other closing conditions.

The Yellow Asset Acquisition aligns with the Company’s execution of its LTL 2.0 growth plan. The Yellow Asset Acquisition is expected to be accretive to adjusted EBITDA and dilutive to adjusted diluted earnings from continuing operations per share in 2024. Starting in 2025, the Yellow Asset Acquisition is expected to be accretive to adjusted diluted earnings from continuing operations per share.

Bridge Facility

On December 4, 2023, in connection with the Yellow Asset Acquisition, the Company entered into a senior secured bridge term loan credit agreement (the “Bridge Credit Agreement”), by and among the Company, as borrower, its subsidiaries signatory thereto, as guarantors, the lenders from time to time party thereto and Credit Agricole Corporate and Investment Bank, in its capacity as administrative agent, pursuant to which the Company may, subject to the satisfaction (or waiver) of certain terms and conditions, borrow up to an aggregate amount of $870 million (the “Bridge Facility”).

The Company may use the proceeds of the Bridge Facility, together with cash on hand, to finance the Yellow Asset Acquisition and any capital expenditures reasonably expected to be incurred in connection therewith and to pay fees, costs and expenses relating thereto.

The Bridge Facility, which is currently unfunded, is available to be borrowed on or prior to March 7, 2024, subject to the satisfaction (or waiver) of certain conditions set forth in the Bridge Credit Agreement, including the entry by the Bankruptcy Court of a sale order approving the Acquisition Agreement and the consummation of the Yellow Asset Acquisition in accordance with the terms of the Acquisition Agreement.

The Bridge Facility will mature on the date that is 364 days after the date of the funding of the Bridge Facility (the “Closing Date”). The Company may extend the maturity by up to twelve (12) months, subject to the satisfaction (or waiver) of certain conditions.

The Bridge Facility will be guaranteed by each of the Company’s direct and indirect wholly owned restricted subsidiaries (other than certain excluded subsidiaries) and secured by substantially all assets of the Company and such guarantors on a pari passu basis with the Company’s existing senior secured term loan facility and senior secured notes due 2028.

The Bridge Credit Agreement contains mandatory commitment reductions and prepayment requirements, representations and warranties, affirmative and negative covenants and events of default customary for agreements of this nature. The Bridge Credit Agreement also contains a financial covenant which provides that the Company shall not permit, as of the last day of any fiscal quarter, the Company’s consolidated secured net leverage ratio to exceed 4.00 to 1.00.

Launch of Financing Transactions

In connection with the Yellow Asset Acquisition, subject to market and other conditions, the Company intends to (i) commence a private offering of $585 million in aggregate principal amount of senior unsecured notes due 2032 (the “Notes”), and (ii) seek commitments for $400 million in new incremental senior secured term loans maturing 2031 under its existing term loan facility (the “Incremental Term Loan Facility,” and together with the issuance of the Notes, the “Financing Transactions”).

The Company intends to use the net proceeds from the Financing Transactions, together with cash on hand, to finance the Yellow Asset Acquisition and/or repay amounts outstanding under the Bridge Facility, as applicable, to repay in full the Company’s existing 6.250% Senior Notes due 2025 (the “Existing Notes”), to pay fees, costs and expenses related to the Financing Transactions, the repayment of the Existing Notes and the Yellow Asset Acquisition, and for general corporate purposes.

The closing of the Financing Transactions, and the terms thereof, are subject to market and other conditions, and there can be no assurance as to whether or when the Financing Transactions may be completed in whole or in part, or as to the actual size or terms thereof.

The Notes are being offered only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and only to non-U.S. persons outside the United States pursuant to Regulation S. The Notes will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent an effective registration statement or an applicable exemption from registration requirements or a transaction not subject to the registration requirements of the Securities Act or any state securities laws.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sales of the Notes in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction. Any offers of the Notes will be made only by means of a private offering memorandum.

Wachtell, Lipton, Rosen & Katz is serving as legal advisor to the Company in connection with the Yellow Asset Acquisition and the Financing Transactions.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements that relate to the Financing Transactions, the Yellow Asset Acquisition and our future financial results for 2024 and 2025 as described in this Current Report on Form 8-K. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target,” “trajectory,” or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance, achievements or ability to raise debt to be materially different from any future results, levels of activity, performance, achievements or ability to raise debt expressed or implied by such forward-looking statements. Factors that might cause or contribute to a material difference include the risks discussed in our filings with the SEC, and the following: the effects of business, economic, political, legal, and regulatory impacts or conflicts upon our operations; supply chain disruptions, the global shortage of certain components such as semiconductor chips, strains on production or extraction of raw materials, cost inflation and labor and equipment shortages; our ability to align our investments in capital assets, including equipment, service centers, and warehouses and other network facilities, to our customers’ demands; our ability to implement our cost and revenue initiatives; the effectiveness of our action plan, and other management actions, to improve our North American LTL business; our ability to benefit from a sale, spin-off or other divestiture of one or more business units; our ability to successfully integrate and realize anticipated synergies, cost savings and profit improvement opportunities with respect to acquired companies; goodwill impairment, including in connection with a business unit sale or other divestiture; fluctuations in currency exchange rates; fuel price and fuel surcharge changes; the expected benefits of the spin-offs of GXO Logistics, Inc. and RXO, Inc. on the size and business diversity of our company; our ability to develop and implement suitable information technology systems and prevent failures in or breaches of such systems; our indebtedness; our ability to raise debt and equity capital; fluctuations in fixed and floating interest rates; our ability to maintain positive relationships with our network of third-party transportation providers; our ability to attract and retain qualified drivers; labor matters; litigation; risks associated with our self-insured claims; governmental or political actions; competition and pricing pressures; risks related to Yellow's Chapter 11 Petition, including, without limitation, Yellow’s and the Company’s ability to obtain Bankruptcy Court approval with respect to the Yellow Asset Acquisition; the diversion of management’s attention from ongoing business operations and opportunities; the satisfaction of the conditions precedent to completion of the Yellow Asset Acquisition, including approval of the sale by the Bankruptcy Court, and certain other closing conditions; the disruption of current plans and operations; the ability to complete the Yellow Asset Acquisition in whole or in part on the terms currently contemplated, on a timely basis, or at all; the possibility that the Yellow Asset Acquisition may be more expensive to complete than anticipated; potential adverse reactions, disruptions or changes to business or employee relationships, including those resulting from the bankruptcy proceedings of Yellow or announcement or completion of the Yellow Asset Acquisition; the occurrence of any event, change or other circumstances that could give rise to the right of the Company or Yellow to terminate the Acquisition Agreement between the Company and Yellow; the possibility that the anticipated benefits of the Yellow Asset Acquisition are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the acquired assets of Yellow, or the assumption of known or unknown liabilities or other unforeseen circumstances; the risk that the Financing Transactions may not be completed in a timely manner or at all, which may adversely affect the price of the Company’s securities; the risk that the Company will be unable to satisfy the conditions to the closing of the Financing Transactions in the future; and the risk that the Financing Transactions will not be available on favorable terms or at all.

All forward-looking statements set forth in this Current Report on Form 8-K are qualified by these cautionary statements and there can be no assurance that the Yellow Asset Acquisition, the Financing Transactions or any other transaction described herein will in fact be consummated in the manner described or at all. The above list of factors is not exhaustive or necessarily in order of importance. Any forward-looking statement speaks only as of the date on which it is made, and the Company assumes no obligation to update or revise such statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

Non-GAAP Financial Measures

This Current Report on Form 8-K contains the following non-GAAP financial measures: adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”) and adjusted diluted earnings from continuing operations per share (“Adjusted EPS”). We believe that the above adjusted financial measures facilitate analysis of our ongoing business operations because they exclude items that may not be reflective of, or are unrelated to, the Company and its business segments’ core operating performance, and may assist investors with comparisons to prior periods and assessing trends in our underlying businesses. Other companies may calculate these non-GAAP financial measures differently, and therefore our measures may not be comparable to similarly titled measures of other companies. These non-GAAP financial measures should only be used as supplemental measures of our operating performance.

Adjusted EBITDA and Adjusted EPS include adjustments for transaction and integration costs, as well as restructuring costs, and other adjustments. Transaction and integration adjustments are generally incremental costs that result from an actual or planned acquisition, divestiture or spin-off and may include transaction costs, consulting fees, stock-based compensation, retention awards, internal salaries and wages (to the extent the individuals are assigned full-time to integration and transformation activities) and certain costs related to integrating and converging IT systems. Restructuring costs primarily relate to severance costs associated with business optimization initiatives. Management uses these non-GAAP financial measures in making financial, operating and planning decisions and evaluating the Company’s and each business segment’s ongoing performance.

We believe that Adjusted EBITDA improves comparability from period to period by removing the impact of our capital structure (interest and financing expenses), asset base (depreciation and amortization), tax impacts and other adjustments that management has determined are not reflective of core operating activities and thereby assist investors with assessing trends in our underlying businesses. We believe that Adjusted EPS improves the comparability of our operating results from period to period by removing the impact of certain costs and gains that management has determined are not reflective of our core operating activities, including amortization of acquisition-related intangible assets, transaction and integration costs, restructuring costs and other adjustments.

A reconciliation of 2024 and 2025 Adjusted EBITDA and Adjusted EPS to the most comparable GAAP measure is not available without unreasonable effort due to the variability and complexity of the reconciling items described above that we exclude from these non-GAAP target measures. The variability of these items may have a significant impact on our future GAAP financial results and, as a result, we are unable to prepare the forward-looking statement of income and statement of cash flows in accordance with GAAP that would be required to produce such a reconciliation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XPO, INC.

Date: December 5, 2023
/s/ Kyle Wismans
Kyle Wismans Chief Financial Officer